UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

Kforce Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 25, 2014, Kforce Inc. (“Kforce”) appointed N. John Simmons to its Board of Directors, effective immediately. He will stand for election to the Board along with the Company’s other Class III Directors at the Company’s annual meeting of stockholders next year. Mr. Simmons will serve on the Audit and Governance Committees, effective immediately. Mr. Simmons will participate in Kforce’s standard director compensation arrangements applicable to directors who are not employees of the Company, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 14, 2014.

Mr. Simmons has served on various Boards of Directors, including Bonds.com Group, Inc. from 2013 to 2014, Loyola University New Orleans as Chairman of the Audit Committee, Executive Committee and Board of Trustees member since 2009, Technology Research Corporation as Chairman of the Compensation Committee from 2010 to 2011 and as Lead Director and Chairman of the Governance & Nominating Committee from 2009 to 2010, Medquist, Inc. as Chairman of the Audit Committee from 2005 to 2007, and SRI Surgical Express, Inc. as Lead Director, then Chairman of the Board from 2001 to 2008. From 2001 to 2012, Mr. Simmons was a Board member of Lifestyle Family Fitness, Inc. and served as its CEO and President from 2008 to 2012. From 2004 until 2006, Mr. Simmons was the President of New Homes Realty, a Florida-based residential real estate company operating in 35 states. From 1998 until 2012, he was President of Quantum Capital Partners, a privately held venture capital firm. From 1995 to 1998, he was Vice President and Controller for Eckerd Corporation. From 1993 to 1995, he served as Chief Financial Officer of Checkers Drive-In Restaurants. Between 1985 and 1993, Mr. Simmons was an audit partner with KPMG Peat Marwick, serving a number of privately and publicly held companies in the Tampa Bay area.

Other than the compensation from Kforce set forth in the first paragraph, no arrangement or understanding exists between Mr. Simmons and any other persons, pursuant to which Mr. Simmons was elected as a director. In addition, there are no transactions or proposed transactions, to which Kforce is a party, or intended to be a party, in which Mr. Simmons has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kforce Inc.
(Registrant)

Date: July 30, 2014	By:	/s/ DAVID M. KELLY
David M. Kelly
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: July 30, 2014	By:	/s/ SARA R. NICHOLS
Sara R. Nichols
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)